SETTLEMENT AGREEMENT

This Settlement Agreement dated the 16th day of May 2023 is between Tan Meng Dong of 11 Boon Teck Road #08-02 Singapore 329585 (referred to as "the Creditor") of the one part and EUDA Health Holdings Limited, a company incorporated in the British Virgin Islands and having its registered office at Clarence Thomas Building, P.O. Box 4649, Road Town, Tortola, British Virgin Island (hereinafter referred to as "the Debtor") of the other part.

WHEREAS:

(A) The Creditor has a claim against the Debtor for the total sum of US$478,200.00 ("the Claim") as set out in a loan agreement dated 9 January 2023 (for US$145,450.00) and another loan agreement dated 24 April 2023 (for US$332,750.00) between the Creditor and the Debtor.

(B) On 9 May 2023, the Debtor's Board of Directors resolved that it shall carry out a placement of its shares to raise up to US$4,000,000.00 for the Debtor.

(C) The Debtor has approached some potential investors and some investors have expressed concern that 8i Holdings 2 Pte Ltd, Tan Meng Dong James, Menora Capital Pte Ltd and Shine Link Limited are collectively owed a total sum of nearly US$800,000.00 (collectively, the "Debts") which will be due and payable in 2023. The potential investors have requested that the Debtor procure that these parties convert the Debts into shares in the capital of the Debtor (the "EUDA Shares") so that the Debtor may use most of the proceeds of the Placement for its working capital.

(D) The Debtor has requested the Creditor to convert its Claim into EUDA Shares and the parties have agreed on the terms hereinafter appearing.

NOW IT IS AGREED as follows:

1. In consideration of the mutual promises herein and the payment of US$1.00 by the Creditor to the Debtor (the adequacy and receipt of which is acknowledged by the Debtor), the Debtor hereby agrees to pay to the Creditor the sum of US$478,200.00 by issuing and allotting to the Creditor 478,200 new EUDA Shares.

2. Upon the Creditor receiving the 478,200 EUDA Shares, the Creditor shall release and forever discharge the Debtor of the Claim.

3. Time shall be of the essence.

IN WITNESS whereof the parties have hereunto set their hands to this Settlement Agreement.

SIGNED by Tan Meng Dong)
in the presence of:)

SIGNED by Chen Wei Wen Kelvin)
for and on behalf of)
EUDA Health Holdings Limited)
in the presence of:)

SETTLEMENT AGREEMENT

This Settlement Agreement dated the 16th day of May 2023 is between Tan Meng Dong of 11 Boon Teck Road #08-02 Singapore 329585 (referred to as "the Creditor") of the one part and EUDA Health Holdings Limited, a company incorporated in the British Virgin Islands and having its registered office at Clarence Thomas Building, P.O. Box 4649, Road Town, Tortola, British Virgin Island (hereinafter referred to as "the Debtor") of the other part.

WHEREAS:

(A) The Creditor has a claim against the Debtor for the total sum of US$478,200.00 ("the Claim") as set out in a loan agreement dated 9 January 2023 (for US$145,450.00) and another loan agreement dated 24 April 2023 (for US$332,750.00) between the Creditor and the Debtor.

(B) On 9 May 2023, the Debtor's Board of Directors resolved that it shall carry out a placement of its shares to raise up to US$4,000,000.00 for the Debtor.

(C) The Debtor has approached some potential investors and some investors have expressed concern that 8i Holdings 2 Pte Ltd, Tan Meng Dong James, Menora Capital Pte Ltd and Shine Link Limited are collectively owed a total sum of nearly US$800,000.00 (collectively, the "Debts") which will be due and payable in 2023. The potential investors have requested that the Debtor procure that these parties convert the Debts into shares in the capital of the Debtor (the "EUDA Shares") so that the Debtor may use most of the proceeds of the Placement for its working capital.

(D) The Debtor has requested the Creditor to convert its Claim into EUDA Shares and the parties have agreed on the terms hereinafter appearing.

NOW IT IS AGREED as follows:

1. In consideration of the mutual promises herein and the payment of US$1.00 by the Creditor to the Debtor (the adequacy and receipt of which is acknowledged by the Debtor), the Debtor hereby agrees to pay to the Creditor the sum of US$478,200.00 by issuing and allotting to the Creditor 478,200 new EUDA Shares.

2. Upon the Creditor receiving the 478,200 EUDA Shares, the Creditor shall release and forever discharge the Debtor of the Claim.

3. Time shall be of the essence.

IN WITNESS whereof the parties have hereunto set their hands to this Settlement Agreement.

SIGNED by Tan Meng Dong)
in the presence of:)

SIGNED by Chen Wei Wen Kelvin)
for and on behalf of)
EUDA Health Holdings Limited)
in the presence of:)